SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS

DWS ESG Core Equity Fund

Due to the upcoming retirement of Arno V. Puskar, Portfolio Manager of the fund, the following information replaces the existing disclosure contained under the “Portfolio Manager(s)” sub-heading under the “MANAGEMENT” heading of the fund’s summary prospectus.
Pankaj Bhatnagar, PhD, Head of Investment Strategy Equity. Portfolio Manager of the fund. Began managing the fund in 2019.
Arno V. Puskar, Senior Portfolio Manager Equity. Portfolio Manager of the fund through May 15, 2024. Began managing the fund in 2019.
Hiten Shah, Portfolio Manager Equity. Portfolio Manager of the fund. Began managing the fund in 2020.
Please Retain This Supplement for Future Reference
April 8, 2024
PROSTKR24-34